                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 15, 1997


                                     0-21864
                            ------------------------
                            (Commission File Number)


                               TELEGEN CORPORATION
                  --------------------------------------------
             (Exact name of registrant as specified in its charter)


          CALIFORNIA                                      84-067214
          ----------                                      ---------
(State or other jurisdiction of               (IRS Employer Identification No.)
 incorporation or organization)


                         1840 GATEWAY DRIVE, SUITE 200,
                           SAN MATEO, CALIFORNIA 94404
                         ------------------------------
                    (Address of principal executive offices)


                                 (650) 261-9400
                                 --------------
              (Registrant's telephone number, including area code)


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Item 5.  Other Events

The Registrant has recently discovered that certain reports filed with the Commission in 1997 and 1998 listed an incorrect Commission File Number on the cover page of each filing. The correct Commission File Number for all of these filings is 0-21864. The Registrant hereby amends by reference all of the filings listed in "Item 7. Financial Statements and Exhibits" of this Form 8-K/A to delete from such filings the Commission File Number incorrectly set forth therein and replace the incorrect number with Commission File Number 0-21864.


The Current Reports on Form 8-K containing an incorrect Commission File Number are the Current Report on Form 8-K filed with the Commission on January 15, 1997, the Current Report on Form 8-K filed with the Commission on January 21, 1997, the Current Report on Form 8-K filed with the Commission on February 7, 1997, the Current Report on Form 8-K/A filed with the Commission on March 14, 1997, the Current Report on Form 8-K filed with the Commission on March 25, 1997, the Current Report on Form 8-K filed with the Commission on May 9, 1997, the Current Report on Form 8-K filed with the Commission on May 19, 1997, the Current Report on Form 8-K filed with the Commission on July 8, 1997, the Current Report on Form 8-K filed with the Commission on August 11, 1997, the Current Report on Form 8-K filed with the Commission on August 19, 1997, the Current Report on Form 8-K filed with the Commission on October 15, 1997, the Current Report on Form 8-K filed with the Commission on January 15, 1998, the Current Report on Form 8-K filed with the Commission on March 24, 1998, the Current Report on Form 8-K filed with the Commission on April 7, 1998, the Current Report on Form 8-K filed with the Commission on October 27, 1998, and the Current Report on Form 8-K filed with the Commission on November 2, 1998.

The Annual Reports on Form 10-K containing an incorrect Commission File Number are the Amended Annual Report on Form 10-K/A filed with the Commission on April 9, 1997, the Amended Annual Report on Form 10-K/A NO. 2 filed with the Commission on April 30, 1997, Notification of Late Filing on Form NT 10-K filed with the Commission on April 1, 1998, the Annual Report on Form 10-K filed with the Commission on April 15, 1998, and the Amended Annual Report on Form 10-K/A filed with the Commission on April 30, 1998.

The Quarterly Reports on Form 10-Q containing an incorrect Commission File Number are the Quarterly Report on Form 10-Q filed with the Commission on May 15, 1997, the Quarterly Report on Form 10-Q filed with the Commission on August 14, 1997, the Quarterly Report on Form 10-Q filed with the Commission on November 14, 1997, the Quarterly Report on Form 10-Q filed with the Commission on May 15, 1998, and the Quarterly Report on Form 10-Q filed with the Commission on August 14, 1998.

Item 7. Financial Statements and Exhibits

The following Current Reports on Form 8-K are amended and incorporated by reference:

     (1)  Current Report on Form 8-K filed with the Commission on January 15,
          1997.

     (2)  Current Report on Form 8-K filed with the Commission on January 21,
          1997.

     (3)  Current Report on Form 8-K filed with the Commission on February 7,
          1997.

     (4)  Current Report on Form 8-K/A filed with the Commission on March 14,
          1997.

     (5)  Current Report on Form 8-K filed with the Commission on March 25,
          1997.

     (6)  Current Report on Form 8-K filed with the Commission on May 9, 1997.

     (7)  Current Report on Form 8-K filed with the Commission on May 19, 1997.

     (8)  Current Report on Form 8-K filed with the Commission on July 8, 1997.

     (9)  Current Report on Form 8-K filed with the Commission on August 11,
          1997.

     (10) Current Report on Form 8-K filed with the Commission on August 19,
          1997.
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     (11) Current Report on Form 8-K filed with the Commission on October 15,
          1997.

     (12) Current Report on Form 8-K filed with the Commission on January 15, 1998.

     (13) Current Report on Form 8-K filed with the Commission on March 24,
          1998.

     (14) Current Report on Form 8-K filed with the Commission on April 7, 1998.

     (15) Current Report on Form 8-K filed with the Commission on October 27, 1998.

     (16) Current Report on Form 8-K filed with the Commission on November 2, 1998.

The following Annual Reports on Form 10-K are amended and incorporated by reference:

     (1) Amended Annual Report on Form 10-K/A filed with the Commission on April 9, 1997.

     (2) Amended Annual Report on Form 10-K/A NO. 2 filed with the Commission on April 30, 1997.

     (3) Notification of Late Filing on Form NT 10-K filed with the Commission on April 1, 1998.

     (4)  Annual Report on Form 10-K filed with the Commission on April 15,
          1998.

     (5) Amended Annual Report on Form 10-K/A filed with the Commission on April 30, 1998.

The following Quarterly Reports on Form 10-Q are amended and incorporated by reference:

     (1)  Quarterly Report on Form 10-Q filed with the Commission on May 15,
          1997.

     (2) Quarterly Report on Form 10-Q filed with the Commission on August 14, 1997.

     (3) Quarterly Report on Form 10-Q filed with the Commission on November 14, 1997.

     (4)  Quarterly Report on Form 10-Q filed with the Commission on May 15,
          1998.

     (5) Quarterly Report on Form 10-Q filed with the Commission on August 14, 1998.


                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    TELEGEN CORPORATION


Dated: December 11, 2000        By: /s/ JESSICA L. STEVENS
                                    ---------------------------------------
                                    Jessica L. Stevens
                                    Chief Executive Officer